UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 3, 2001

 BROWN & BROWN, INC.
(Exact name of registrant as specified in its charter)

 FLORIDA
(State or other jurisdiction
of incorporation)

 0-7201
(Commission
File Number)

 59-0864469
(IRS Employer
Identification No.)

 220 S. Ridgewood Avenue, Daytona Beach, Florida
(Address of principal executive offices)

 32114
(Zip Code)

Registrant's telephone number, including area code: (386) 252-9601

 N/A
(Former name or former address, if changed since last report)

 On January 18, 2001, the Registrant filed a report on Form 8-K with respect to the acquisition of certain assets of Riedman Corporation (the "Original Form 8-K Filing").  At that time it was impracticable to provide the financial statements and pro forma information required to be filed therewith relative to the acquired assets, and the Registrant stated in such Form 8-K that it intended to file the required financial statements and pro-forma financial information as soon as practicable, but no later than 60 days from the date of that filing. By this amendment to such Form 8-K, the Registrant is amending and restating Item 7 thereof to include the required financial statements and pro forma financial information.

ITEM 7.

FINANCIAL STATEMENTS AND EXHIBITS.

(a)

Financial Statements of Business Acquired.

The audited financial statements of Riedman Insurance (a division of Riedman Corporation) for the year ended December 31, 2000 are filed as Exhibit 99.1 to the Original Form 8-K Filing and are being filed herewith.

(b)

Pro Forma Financial Information.

The Registrant hereby files the pro forma financial data required to be filed herewith as Exhibit 99.2 hereto.

(c)

Exhibits.

EXHIBIT

DESCRIPTION

10(a)

Asset Purchase Agreement, dated September 11, 2000, among the Company, Riedman Corporation and Riedman Corporation's shareholders, incorporated by reference to the Company's Quarterly Report on Form 10-Q dated November 13, 2000 (File
No. 0-7201).

10(b)

First Amendment to Asset Purchase Agreement, dated January 3, 2001, among the Company, Riedman Corporation and Riedman's Corporation's shareholders.*

10(c)

General Assignment and Bill of Sale, dated January 1, 2001, from Riedman Insurance of Wyoming, Inc. to Brown & Brown of Wyoming, Inc.*

23

Consent of KPMG LLP.

99(a)

Audited Financial Statements of Riedman Insurance:

-

Independent Auditors' Report

-

Statement of Income of the year ended December 31, 2000

-

Balance sheet as of December 31, 2000

-

Statement of Stockholders' Equity for the year ended December 31, 2000

-

Statement of Cash Flows for the year ended December 31, 2000

-

Notes to Financial Statements

99(b)

Unaudited Pro Forma Condensed Combined Financial Statements.

*previously filed.

The Registrant has determined since filing the Original 8-K Filing that the foregoing constitute all of the required exhibits in connection with the acquisition.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BROWN & BROWN, INC.

(Registrant)

Date: March 19, 2001

By: /S/ CORY T. WALKER

Cory T. Walker, Vice President,

 Chief Financial Officer and
Treasurer

(Signature)

EXHIBIT INDEX

BROWN & BROWN, INC.

Current Report on Amended Form 8-K

Dated March 19, 2001

EXHIBIT

DESCRIPTION

10(a)

Asset Purchase Agreement, dated September 11, 2000, among the Company, Riedman Corporation and Riedman Corporation's shareholders, incorporated by reference to the Company's Quarterly Report on Form 10-Q dated November 13, 2000 (File
No. 0-7201).

10(b)

First Amendment to Asset Purchase Agreement, dated January 3, 2001, among the Company, Riedman Corporation and Riedman's Corporation's shareholders.*

10(c)

General Assignment and Bill of Sale, dated January 1, 2001, from Riedman Insurance of Wyoming, Inc. to Brown & Brown of Wyoming, Inc.*

23

Consent of KPMG LLP.

99(a)

Audited Financial Statements of Riedman Insurance:

-

Independent Auditors' Report

-

Statement of Income of the year ended December 31, 2000

-

Balance sheet as of December 31, 2000

-

Statement of Stockholders' Equity for the year ended December 31, 2000

-

Statement of Cash Flows for the year ended December 31, 2000

-

Notes to Financial Statements

99(b)

Unaudited Pro Forma Condensed Combined Financial Statements.

*previously filed.